1 PARKWAY, INC. INVESTOR PRESENTATION June 2017

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon Parkway, Inc.’s (“Parkway,” “PKY,” the “Company,” “we,” “our” or “us”) current beliefs as to the outcome and timing of future events. There can be no assurance that actual future developments affecting the Company will be those anticipated by the Company. Examples of forward-looking statements include projected capital resources, projected profitability and portfolio performance, estimates of market rental rates, projected capital improvements, expected sources of financing, expectations as to the timing of closing of acquisitions, dispositions, or other transactions, the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations, including without limitation, the anticipated net operating income (“NOI”) yield. We caution investors that any forward-looking statements presented in this presentation are based on management’s beliefs and assumptions made by, and information currently available to, management. When used, the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “might,” “outlook,” “project,” “should” or similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve risks and uncertainties (some of which are beyond the Company’s control) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: our short operating history as an independent company; conditions associated with our primary market, including an oversupply of office space, customer financial difficulties and general economic conditions; that certain of our properties represent a significant portion of our revenues and costs; that the Spin-Off from Cousins Properties Incorporated (“Cousins” or “CUZ”) will not qualify for tax-free treatment; our ability to meet mortgage debt obligations on certain of our properties; the availability of refinancing current debt obligations; joint ventures and potential co-investments with third parties; changes in any credit rating we may obtain; changes in the real estate industry and in performance of the financial markets and interest rates and our ability to effectively hedge against interest rate changes; the actual or perceived impact of global and economic conditions; declines in commodity prices, which may negatively impact the Houston, Texas market; the concentration of our customers in the energy sector; that a significant portion of our revenue comes from our top 20 customers; the demand for and market acceptance of our properties for rental purposes; our ability to enter into new leases or renewal leases on favorable terms; the potential for termination of existing leases pursuant to customer termination rights; the amount, growth and relative inelasticity of our expenses; risks associated with the ownership and development of real property; termination of property management contracts; the bankruptcy or insolvency of companies for which we provide property management services or the sale of these properties; the outcome of claims and litigation involving or affecting the Company; the ability to satisfy conditions necessary to close pending transactions and the ability to successfully integrate the assets and related operations acquired in such transactions after closing; applicable regulatory changes; risks associated with acquisitions, including the integration of the portion of the combined business of Parkway Properties, Inc. (“Legacy Parkway”) and Cousins relating to the ownership of real properties in Houston and Legacy Parkway’s fee-based real estate business; risks associated with the fact that our historical and predecessors' financial information may not be a reliable indicator of our future results; risks associated with achieving expected synergies or cost savings; risks associated with the potential volatility of our common stock; and other risks and uncertainties detailed from time to time in our Securities and Exchange Commission filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s business, financial condition, liquidity, cash flows and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise overtime, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Accordingly, investors should use caution in relying on past forward-looking statements, which were based on results and trends at the time they were made, to anticipate future results or trends.

3 PARKWAY’S STRATEGY Focused on Creating Value • Experienced management team with a demonstrated track record of acquiring, operating and repositioning assets and managing a public office REIT Strategically Manage Operations and Capital Investments in Existing Buildings • Focus on revenue-enhancing capital investments within existing portfolio that help to improve efficiency, add vibrancy to common areas of properties, and provide additional amenities to customers • Proactively identify shifting customer needs and attract new, high-quality customers Pursue Opportunistic Capital Reallocations While Maintaining Conservative and Flexible Balance Sheet • Continue to maintain low leverage and a conservative balance sheet • Use extensive network of long-standing relationships with leading local and regional industry participants to identify and capitalize on internal and external value-creation opportunities as well as identify opportunities with potential joint venture partners, such as the Greenway joint venture (the “Greenway JV”) • Monetize investments as local markets recover

HOUSTON MARKET OVERVIEW

5 HOUSTON MARKET OVERVIEW Did You Know? 1,2,3 #1 Population Growth 2010 - 2016 #1 Import / Export Waterborne Tonnage #3 Fortune 500 HQs 4th Largest U.S. Metro Economy Largest Medical Complex in the World 1. Source: U.S. Bureau of Economic Analysis, for year ended December 31, 2015. 2. Source: U.S. Census Bureau. 3. Source: Greater Houston Partnership. 4. Source: HFF Houston Office Bluesheet, 1Q 2017.  Diverse economy with strong demographic trends1,2,3 − 4th largest U.S. metro economy; would rank as 26th largest economy in the world based on countries − 4th most populous city in the U.S. with approximately 2.3 million people located in the city and 6.7 million in the Houston MSA − 24 Fortune 500 companies are located in Houston − Home to Texas Medical Center, which is the world’s largest medical complex and includes a children’s hospital and cancer center − Per capita personal income of $54,346, which is above national levels − Houston region has no racial or ethnic majority  Gateway office market4 − 141M sq. ft. in 464 Class-A office buildings (26% of total inventory located in Parkway’s submarkets) − ~$33 per sq. ft. average gross rents for Class A properties − 81.3% occupancy for Class A properties as of 3/31/17

6 HOUSTON’S GROSS DOMESTIC PRODUCT Source: U.S. Bureau of Economic Analysis, for year ended December 31, 2015. Rank Metro Area GDP (In Billions) 1 New York $1,602.7 2 Los Angeles 930.8 3 Chicago 640.7 4 Houston 503.3 5 Washington, D.C. 491.0 6 Dallas-Fort Worth 485.7 7 San Francisco 431.7 8 Philadelphia 411.2 9 Boston 396.5 10 Atlanta 339.2

7 HOUSTON’S GROSS DOMESTIC PRODUCT Source: U.S. Bureau of Economic Analysis $352.0 $391.9 $415.1 $374.1 $401.1 $441.2 $469.9 $504.7 $522.0 $503.3 0 100 200 300 400 500 600 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Metro Houston’s GDP by Year Amounts in Billions

8 HOUSTON’S GROSS DOMESTIC PRODUCT Source: U.S. Bureau of Economic Analysis and Greater Houston Partnership Calculations for the year ended December 31, 2015. Metro Houston’s GDP Composition Manufacturing, 16.9% Finance, Insurance, Real Estate, Rental, and Leasing, 13.0% Professional and Business Services, 12.7% Mining, 12.6% Government, 6.7% Construction, 5.9% Educational Services, Health Care, and Social Assistance, 4.9% Retail Trade, 4.5% Utilities, 3.1% Arts, Entertainment, Recreation, Accommodation, and Food Services, 2.8% All Others, 16.9%

9

HISTORIC OIL PRICES



Weekly Cushing, OK WTI Spot Price FOB
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$ Per Barrel
Peak to Trough Decline of 73.8%
No Significant Improvement
Over Past 12 Months
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17

Source: U.S. Energy Information Administration, as of May 30, 2017.

PARKWAY

10

HISTORIC RIG COUNTS


Total U.S. Rig Count
Working rig count has increased since May 2016, but still 47% below 2014 peak
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17

Source: Baker Hughes as of 6/2/17.

PARKWAY

11

HOUSTON JOB GROWTH BY INDUSTRY

Houston MSA's 12-Month Net Change in Employment


150.0
100.0
50.0
0.0
-50.0
-100.0
-150.0
12-Mo Net Employment Change (in thousands)
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17

Source: Bureau of Labor Statistics as of April 30, 2017.

PARKWAY

12 Houston Class-A Office Vacancy and Sublease Space by Submarket 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 CBD Energy Corridor Galleria Greenspoint Westchase Greenway The Woodlands West Belt Katy Freeway Med Ctr / Bellaire Sugar Land FM 1960 North Loop Class A Direct Class A Sublease HOUSTON VACANCY AND SUBLEASE AVAILABILITY Source: HFF Houston Office Bluesheet 1Q 2017. CURRENT VACANCY COMBINED WITH SUBLEASE SPACE ON THE MARKET HAS INCREASED OVERALL HOUSTON AVAILABILITY TO APPROXIMATELY 23% 21% 31% 27% 74% 31% 23% 14% 34% 18% 12% 14% 11% 31% Total Available as % Of Total Class-A Inventory Parkway Submarkets Class-A Sublease SF: 9.0 MM Total Sublease SF: 11.1 MM

13 HOUSTON OFFICE FUNDAMENTALS Source: CoStar Office Quarterly Market Reports (Houston) Q1 2017 Class-A Asking Rents have declined 3.5% since 1Q 2016 and 4.0% since the peak in 2Q 2015. Houston overall asking rents have declined 1.8% since 1Q 2016. Class-A Asking Rents Houston Overall Asking Rents Both Class-A and Houston overall have seen a decline in net absorption and an increase in vacancy. Houston Overall Vacancy and Net Absorption Class-A Vacancy and Net Absorption Asking Rental Rates Vacancy and Net Absorption $34.54 $34.45 $34.36 $34.35 $33.97 $33.75 $33.26 $33.14 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 12% 14% 16% 18% 20% (500,000) 0 500,000 1,000,000 1,500,000 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Absorption Vac % $27.94 $28.00 $28.09 $28.06 $27.70 $27.69 $27.52 $27.56 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 11% 13% 15% 17% (1,000,000) (500,000) 0 500,000 1,000,000 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Absorption Vac %

PARKWAY PORTFOLIO OVERVIEW

15 PORTFOLIO SUMMARY ASSET BREAKDOWN BY SF1 Assets 5 Buildings 19 Rentable Square Feet 8.7 MM % Leased1 87.6% Sustainability All properties LEED certified Wtd. Avg. Net In-Place Rents1 $20.13 Mark-to-Market1 +0.4% 1. As of 3/31/17. CLASS-A PROPERTIES WITH STATE-OF-THE-ART AMENITIES AND UNIQUE FEATURES DESIGNED TO ATTRACT A BROAD RANGE OF HIGH-QUALITY CUSTOMERS KEY STATISTICS Post Oak Central, 15% San Felipe Plaza, 11% Greenway Plaza, 50% Phoenix Tower, 7% CityWest Place, 17% LOCATED IN THRIVING NEIGHBORHOODS WITHIN ATTRACTIVE SUBMARKETS IN HOUSTON

16 LIMITED NEAR-TERM LEASE EXPIRATIONS MINIMAL NEAR-TERM EXPIRATIONS WITH POSITIVE MARK-TO-MARKET STILL ESTIMATED FOR LEASES EXPIRING OVER THE NEXT THREE YEARS Source: Internal data as of 3/31/17. Wtd. Avg. Wtd. Avg. In-Place Market % of Total Number of Net Rental Net Rental Mark-to- Year Occupied SF Occupied SF Leases Rate Per SF Rate Per SF Market 2017 406 5.4% 103 $17.19 $19.87 15.6% 2018 499 6.7% 67 19.37 19.51 0.7% 2019 1,040 14.0% 55 20.00 20.47 2.3% 2020 607 8.1% 68 20.38 20.09 -1.4% 2021 449 6.0% 42 19.91 20.38 2.3% 2022 462 6.2% 46 19.10 19.25 0.8% 2023 1,239 16.6% 22 19.20 19.58 2.0% 2024 337 4.5% 20 16.50 19.02 15.3% 2025 460 6.2% 8 23.44 21.51 -8.2% 2026 1,284 17.2% 12 20.77 20.45 -1.6% Thereafter 674 9.0% 9 23.32 21.70 -6.9% Totals / Wtd. Avg. 7,457 100.0% 452 $20.13 $20.22 0.4%

17

STRONG CREDITWORTHY CUSTOMERS

Portfolio Top 20 Customers

	Customer (1)	Industry	Wtd. Avg. Lease Term	Occupied SF (in 000s)	% of RSF	Annualized Net Rent ($) (in 000s)	% of Annualized Net Rent	Annualized Net Rent Per Occupied SF
1	Occidental Oil & Gas Corporation	Energy	9.8	938.6	12.6%	$19,902	13.3%	$21.20
2	Statoil Gulf Services, LLC	Energy	15.4	507.4	6.8%	12,300	8.2%	24.24
3	Apache Corporation	Energy	2.8	524.3	7.0%	9,588	6.4%	18.29
4	Invesco Management Group, Inc	Finance	6.8	391.0	5.2%	6,688	4.5%	17.11
5	Transocean Offshore Deepwater Drilling, Inc.	Energy	5.8	255.4	3.4%	5,169	3.4%	20.24
6	Stewart Information Services Corporation	Finance	2.5	182.9	2.5%	4,737	3.2%	25.90
7	Ion Geophysical Corporation	Energy	6.5	176.3	2.4%	4,466	3.0%	25.32
8	BMC Software, Inc.	Technology	9.2	216.2	2.9%	3,708	2.5%	17.15
9	Bristow Group Inc.	Transportation	7.8	114.9	1.5%	3,678	2.5%	32.00
10	ENSCO International Incorporated	Energy	8.7	166.8	2.2%	3,417	2.3%	20.48
11	CPL Retail Energy	Energy	6.2	201.6	2.7%	3,269	2.2%	16.22
12	Nalco Company	Energy	0.9	130.1	1.7%	2,380	1.6%	18.29
13	Engie Holdings Inc.	Energy	3.1	134.6	1.8%	2,159	1.4%	16.04
14	Raymond James & Associates, Inc.	Legal	4.6	96.5	1.3%	2,024	1.3%	20.98
15	Camden Property Trust	Finance	8.5	86.7	1.2%	1,764	1.2%	20.34
16	Parker Drilling Mgmt. Services	Energy	4.5	86.9	1.2%	1,596	1.1%	18.37
17	W & T Offshore, LLC	Energy	5.6	82.9	1.1%	1,434	1.0%	17.29
18	Regus Equity Business Centers, LLC	Professional	4.1	71.1	1.0%	1,419	0.9%	19.96
19	Houston Series of Lockton Companies, LLC	Insurance	0.8	83.7	1.1%	1,309	0.9%	15.63
20	Sheridan Production Company LLC	Energy	3.2	71.2	1.0%	1,293	0.9%	18.17
	Totals / Wtd. Avg.			4,519	60.6%	$92,301	61.5%	$20.42

Source: Internal data as of 3/31/17.
1. In some cases, the actual tenant may be an affiliate or subsidiary of the customer shown.

PARKWAY

18 CONSERVATIVE & FLEXIBLE BALANCE SHEET COMPLEMENTS STAGGERED DEBT MATURITIES TO FACILITATE STRATEGIC EXECUTION STRONG AND FLEXIBLE BALANCE SHEET FINANCIAL STRATEGY NET DEBT / ADJUSTED EBITDA1 PRO RATA DEBT MATURITIES (MM) 2  Scalable Platform – Approximately $470 million of liquidity following the Greenway JV – No material near term debt maturities  Low Leverage Strategy – 4.4x Net Debt / EBITDA, as of 1Q17 – 3.0x Net Debt / EBITDA pro forma for Greenway JV Source: Public filings and Company financials and estimates. 1. Represents average debt as a multiple of EBITDA as of 3/31/17. Parkway defines Adjusted EBITDA as net income before interest expense, income taxes and depreciation and amortization. 2. As of 3/31/17 and pro forma for Greenway JV. SUMMARY OF DEBT 2 $0.0 $105.6 $0.0 $265.7 $0.0 $275.9 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2017 2018 2019 2020 2021 2022+ Maturity Date Interest Rate Pro Rata Outstanding Balance San Felipe Plaza 12/1/18 4.78% $ 105,623 CityWestPlace III & IV 3/5/20 5.03% 88,279 Post Oak Central 10/1/20 4.26% 177,391 Greenway Plaza 5/6/22 3.75% 237,150 Phoenix Tower 3/1/23 3.87% 38,786 Wtd. Avg. / Total 4.24% $ 647,229 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x PKY PKY Post- JV CUZ CXP HIW TIER FSP

19 WELL-POSITIONED PORTFOLIO OF ICONIC PROPERTIES Rentable SF: 1,473,000 Buildings: 4 % Leased: 77.3% Submarket: Westchase In-Place Rent / Market Rent / Mark-to-Mkt: $24.14 / $22.00 / -8.9% CityWestPlace San Felipe PlazaGreenway Plaza1 Post Oak Central Rentable SF: 980,000 Buildings: 1 % Leased: 86.6% Submarket: Galleria In-Place Rent / Market Rent / Mark-to-Mkt : $22.34 / $23.00 / +3.0% Rentable SF: 4,952,000 Buildings: 11 % Leased: 89.1% Submarket: Greenway In-Place Rent / Market Rent / Mark-to-Mkt : $18.69 / $19.03 / +1.8% Rentable SF: 1,280,000 Buildings: 3 % Leased: 94.2% Submarket: Galleria In-Place Rent / Market Rent / Mark-to-Mkt: $20.24 / $21.00 / +3.8% Source: Internal data and estimates as of 3/31/17. 1. Greenway Plaza data includes Phoenix Tower.

20 ASSETS LOCATED IN SUBMARKETS ADJACENT TO HIGH-INCOME RESIDENTIAL AREAS BEST LOCATIONS IN PREMIER HOUSTON SUBMARKETS Source: U.S. Census Bureau (2014), CoStar. CityWestPlace San Felipe Plaza Post Oak Central Phoenix Tower Greenway Plaza

21 FIRST QUARTER 2017 LEASING AND OCCUPANCY OCCUPANCY & LEASED PERCENTAGES AS OF 3/31/17 1. Amounts shown in thousands. 2. Greenway Plaza information includes Phoenix Tower. 3. Excludes the execution of an 89,000 square foot new lease with an affiliate of Life Time Fitness, Inc. at Greenway Plaza, which the Company recognizes as a retail lease. 1Q17 LEASING RESULTS3 Average rental rate on renewal leases was 15.1% above average expiring rental rate. Total Square Occupancy Leased Property Market Submarket Feet1 Percentage Percentage Greenway Plaza2 Houston Greenway 4,952 87.9% 89.1% CityWestPlace Houston Westchase 1,473 72.5% 77.3% Post Oak Central Houston Galleria 1,280 93.3% 94.2% San Felipe Plaza Houston Galleria 980 86.0% 86.6% Total Portfolio 8,685 85.9% 87.6% Square Feet Average Net Rental Rate Average Term (Yrs) Average Leasing Costs ($/SF/Yr) New Leases 30,000 $20.84 4.1 $7.38 Renewal Leases 114,000 $20.43 5.1 $6.11 Expansion Leases 23,000 $19.70 7.8 $8.52 Total Leasing 167,000 $20.40 5.3 $6.78

22 PEAK TO CURRENT MARKET RENTAL RATES 1. Weighted average of highest reported Asking Rate for portfolio of assets since 1/1/14 per CoStar. 2. Company estimates as of 3/31/17. Property Peak Net Lease Rate1 Current Market Net Rate2 % Decline Greenway Plaza $25.91 $19.03 -26.5% CityWestPlace $32.92 $22.00 -33.2% Post Oak Central $27.00 $21.00 -22.2% San Felipe Plaza $27.49 $23.00 -16.3% Weighted Average $27.44 $20.21 -26.3% Property Average In- Place Net Rent2 Current Market Net Rate2 % Mark-to- Market Greenway Plaza $18.69 $19.03 1.8% CityWestPlace $24.14 $22.00 -8.9% Post Oak Central $20.24 $21.00 3.8% San Felipe Plaza $22.34 $23.00 3.0% Weighted Average $20.13 $20.22 0.4%

23 NEAR-TERM MAJOR EXPIRATIONS LEASE EXPIRATIONS >50,000 SF THROUGH 2019 Tenant Property Square Feet Expiration Status Houston Series of Lockton Cos. San Felipe Plaza 84,000 12/31/2017 Vacate Hercules Offshore Greenway Plaza 72,000 12/31/2017 Vacate Nalco Greenway Plaza 130,000 2/28/2018 Vacate Stewart Information Services Corp Post Oak Central 183,000 9/30/2019 Unknown Apache Corp Post Oak Central 524,000 12/31/2019 Unknown

24 INVESTMENT HIGHLIGHTS Dominant office landlord in Houston, which has Gateway office market characteristics −Largest office landlord in Houston with approximately 8.7 million sq. ft. −4th largest U.S. metro economy, with third largest density of Fortune 500 companies and a broad and diversified job base1 Unique office portfolio within outperforming submarkets −Consists of five Class-A assets located in three targeted submarkets −Amenity rich locations surrounded by high-end retail, restaurants and entertainment options −Conveniently located near high-income executive housing −Minimal near-term lease expirations with weighted average remaining lease term of approximately 6.2 years Focus on unlocking embedded growth and value opportunities −Potential to increase occupancy, realize higher rents and operate portfolio more efficiently −Proactively identify shifting customer needs and attract new, high-quality customers −Assess development and redevelopment opportunities within the portfolio −Take advantage of current and future market dislocation in Houston and capitalize early on emerging investment opportunities −Pursue opportunistic investments and monetize as local markets recover Conservative and flexible balance sheet to position company for internal and external growth opportunities −Low leverage strategy with no near-term debt maturities −Approximately $470 million of liquidity following Greenway JV Experienced leadership team with proven success of identifying attractive investment opportunities −Proven track record of outperformance and focus on driving shareholder value −In-depth market knowledge and extensive existing relationships with industry participants 1. Source: Greater Houston Partnership.

5847 San Felipe St, Suite 2200 Houston, TX 77057